                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                    EXHIBIT INDEX IS ON PAGE 3

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 1997

                           CoreStates Financial Corp
            -------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                Pennsylvania         0-6879         23-1899716
                ------------         ------         ----------
               (STATE OR OTHER    (COMMISSION       (IRS EMPLOYEE
                JURISDICTION OF    FILE NUMBER)    IDENTIFICATION NO.)
                INCORPORATION)

               Centre Square West, 1500 Market Street
               Philadelphia, Pennsylvania               19101
               --------------------------               -----
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
                                                       --------------


      __________________________________________________________________
        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.
          -------------


     The information set forth in the news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.


ITEM 7.   EXHIBITS.
          ---------

99   CoreStates Financial Corp News Release dated August 4, 1997.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



Dated: August 4, 1997         By /s/ David T. Walker
                                 -----------------------------
                                 David T. Walker
                                 Senior Vice President



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                                 Exhibit Index
                                 -------------


Exhibit No.                                                    Page
-----------                                                    ----


99        CoreStates Financial Corp News
          Release dated August 4, 1997                          4



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